UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 27, 2009

AECOM TECHNOLOGY CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-33447	61-1088522
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

555 South Flower Street, Suite 3700

Los Angeles, California  90071

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code  (213) 593-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 27, 2009, the Board of Directors (the “Board”) of AECOM Technology Corporation (the “Company”) adopted the Amended and Restated Bylaws of the Company (the “Bylaws”).  The Bylaws amendments were intended to make improvements to corporate governance and to update several provisions related to recent developments in Delaware corporate law.  The amendments included the following items:

•                  Articles II and III of the Bylaws were amended to update the procedures for shareholder nominations for director and shareholder proposals to provide, among other things, that (i) the advance notice provisions apply to all stockholder proposals and director nominations and (ii) stockholders must disclose fully all ownership interests, including derivatives, hedges, and other economic and voting interests.

•                  Article V was amended to provide that the right to indemnification or to advancement of expenses to directors and officers granted under the Bylaws cannot be eliminated or impaired by an amendment to the Bylaws after the occurrence of the act or omission that gives rise to the proceeding for which indemnification or advancement of expenses is sought.

•                  Article VI, Section 6.5 was amended to allow the Board the flexibility to set one record date for notice of a stockholder meeting and the option to set a second record date for voting that is closer to the date of the meeting than the record date for notice of the meeting in accordance with a recent change in Delaware law.

The Board also made certain other technical and conforming amendments to the Bylaws, including the deletion of Section 6.10, which contained provisions regarding the transfer of securities which by their terms are no longer applicable subsequent to the Company’s initial public offering in May 2007.

The Bylaws are attached hereto as Exhibit 3.1 and are incorporated herein by reference. The foregoing description of the Bylaws is qualified in its entirety by reference to such Exhibit.

Item 9.01                                             Financial Statements and Exhibits.

(d)  Exhibits

3.1                                                  Amended and Restated Bylaws of AECOM Technology Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

AECOM TECHNOLOGY CORPORATION

Dated: September 2, 2009	By:	/s/ DAVID Y. GAN
David Y. Gan
Vice President, Assistant General Counsel

EXHIBIT INDEX

Exhibit

3.1                                 Amended and Restated Bylaws of AECOM Technology Corporation.